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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               June 11, 1998                          June 19, 1998
    (Date of earliest event reported)


                            RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



               0-22056                                 86-0746929
     ------------------------              -----------------------------------
     (Commission File Number)              (IRS Employer Identification Number)


                          8401 EAST INDIAN SCHOOL ROAD
                              SCOTTSDALE, ARIZONA
                                     85251
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (602) 994-3886
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         The Company provided a preliminary outlook for its fourth quarter and announced an addition to its provision for doubtful accounts as set forth in its press release dated June 11, 1998. See Exhibit 99.1.


ITEM 7.c       Exhibits

     99.1      Press Release dated June 11, 1998


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RURAL/METRO CORPORATION



Date: June 19, 1998                By: /s/ Mark E. Liebner
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                                       Mark E. Liebner, Senior Vice President
                                       and Chief Financial Officer